UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2010

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)                                  The annual meeting of the shareholders of the Company was held on May 26, 2010.

(b)                                  The shareholders elected the Company’s nominees for directors and ratified appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year 2010.

A.            Election of Directors:

	Shares For	Shares Abstain	Non-Votes
Stanley W. Clark	145,847,404	2,838,997	7,532,309
Andrew E. Lietz	145,323,345	3,363,056	7,532,309
Martin H. Loeffler	143,797,264	4,889,137	7,532,309

B.                                     Ratification of Deloitte & Touche LLP:

For	153,853,590
Against	2,350,756
Abstain	14,364

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ Diana G. Reardon
Diana G. Reardon
Senior Vice President
and Chief Financial Officer

Date: June 2, 2010